Exhibit 99.1

Tidewater Reports Second Quarter Results For Fiscal 2016

NEW ORLEANS, LA. November 3, 2015 — Tidewater Inc. (NYSE:TDW) announced today a second quarter net loss for the period ended September 30, 2015, of $43.8 million, or $0.93 per common share, on revenues of $271.9 million. For the same quarter last year, net earnings were $60.9 million, or $1.22 per common share, on revenues of $397.5 million. The immediately preceding quarter ended June 30, 2015, had a net loss of $15.1 million, or $0.32 per common share, on revenues of $304.8 million.

Included in the net loss for the quarter ended September 30, 2015 were the following:

●	$31.7 million ($31.6 million after-tax, or $0.67 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the September 2015 quarter.
●	A $7.6 million ($6.3 million after-tax, or $0.13 per share) restructuring charge related to severance and other termination costs resulting from right-sizing efforts during the September 2015 quarter.
●	$5.2 million ($5.2 million after-tax, or $0.11 per share) of foreign exchange losses which is included in Equity in net earnings/(losses) of unconsolidated companies and related to our Angola joint venture, Sonatide.

Income tax expense in the September and June quarters of fiscal 2016 largely reflect tax liabilities in certain jurisdictions that levy taxes on bases other than pre-tax profitability (so called “deemed profit” regimes.)

Included in the net loss for the quarter ended June 30, 2015 were the following:

●	$15.0 million ($14.0 million after-tax, or $0.30 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the June 2015 quarter, including write-offs of unreimbursed and/or potentially unrecoverable costs related to cancelled vessel construction contracts and a vessel construction project that is the subject of an on-going arbitration proceeding.
●	$10.2 million ($9.5 million after-tax, or $0.20 per share) of total foreign exchange losses, $6.1 million of which is included in Equity in net earnings/(losses) of unconsolidated companies and related to our Angola joint venture, Sonatide.

As previously announced, Tidewater will hold a conference call to discuss September quarterly earnings on Wednesday, November 4, 2015, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on November 4, 2015, and will continue until 11:59 p.m. Central time on November 6, 2015. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 40898911.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until December 4, 2015.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

(In thousands, except share and per share data)

		Quarter Ended September 30,		Six Months Ended September 30,
		2015	2014	2015	2014
Revenues:
Vessel revenues	$	264,131	390,952	562,444	772,462
Other operating revenues		7,792	6,572	14,253	10,739

		271,923	397,524	576,697	783,201

Costs and expenses:
Vessel operating costs		158,612	212,819	337,893	430,063
Costs of other operating revenues		6,102	6,560	11,846	11,221
General and administrative		37,286	46,762	81,239	97,822
Vessel operating leases		8,441	6,542	16,884	13,082
Depreciation and amortization		45,979	43,708	91,636	86,819
Gain on asset dispositions, net		(6,111)	(4,500)	(13,462)	(8,393)
Asset impairments		31,672	910	46,630	1,860
Restructuring charge		7,586	—	7,586	—

		289,567	312,801	580,252	632,474

Operating income		(17,644)	84,723	(3,555)	150,727
Other income (expenses):
Foreign exchange gain (loss)		844	5,408	(3,289)	4,119
Equity in net earnings/(losses) of unconsolidated companies		(2,919)	3,821	(5,360)	9,104
Interest income and other, net		355	499	1,145	1,121
Interest and other debt costs, net		(13,247)	(12,559)	(26,429)	(25,688)

		(14,967)	(2,831)	(33,933)	(11,344)

Earnings (loss) before income taxes		(32,611)	81,892	(37,488)	139,383
Income tax expense		11,388	21,067	21,675	34,859

Net earnings (loss)	$	(43,999)	60,825	(59,163)	104,524
Less: Net earnings (losses) attributable to noncontrolling interests	$	(164)	(82)	(276)	(56)

Net earnings (loss) attributable to Tidewater Inc.	$	(43,835)	60,907	(58,887)	104,580

Basic earnings (loss) per common share	$	(0.93)	1.23	(1.25)	2.11

Diluted earnings (loss) per common share	$	(0.93)	1.22	(1.25)	2.10

Weighted average common shares outstanding		46,942,950	49,582,086	46,962,242	49,581,707
Dilutive effect of stock options and restricted stock		—	230,841	—	219,607

Adjusted weighted average common shares		46,942,950	49,812,927	46,962,242	49,801,314

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

ASSETS		September 30, 2015	March 31, 2015
Current assets:
Cash and cash equivalents	$	88,216	78,568
Trade and other receivables, net		269,049	303,096
Due from affiliate		346,884	420,365
Marine operating supplies		37,135	49,005
Other current assets		45,275	17,781

Total current assets		786,559	868,815

Investments in, at equity, and advances to unconsolidated companies		59,420	65,844
Properties and equipment:
Vessels and related equipment		4,696,526	4,717,132
Other properties and equipment		120,455	119,879

		4,816,981	4,837,011
Less accumulated depreciation and amortization		1,158,975	1,090,704

Net properties and equipment		3,658,006	3,746,307

Other assets		103,680	75,196

Total assets	$	4,607,665	4,756,162

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$	60,710	54,011
Accrued expenses		136,952	146,255
Due to affiliate		165,945	185,657
Accrued property and liability losses		3,457	3,669
Current portion of long term-debt		10,000	10,181
Other current liabilities		75,530	82,461

Total current liabilities		452,594	482,234

Long-term debt		1,488,379	1,524,295
Deferred income taxes		28,323	23,276
Accrued property and liability losses		9,859	10,534
Other liabilities and deferred credits		224,518	235,108

Commitments and Contingencies

Equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 46,967,809 shares at September 30, 2015 and 47,029,359 shares at March 31, 2015		4,697	4,703
Additional paid-in capital		165,790	159,940
Retained earnings		2,248,182	2,330,223
Accumulated other comprehensive loss		(20,628)	(20,378)

Total stockholders’ equity		2,398,041	2,474,488
Noncontrolling Interests		5,951	6,227

Total equity		2,403,992	2,480,715
Total liabilities and equity	$	4,607,665	4,756,162

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In thousands)

		Quarter Ended September 30,		Six Months Ended September 30,
		2015	2014	2015	2014
Net earnings (loss)	$	(43,999)	60,825	(59,163)	104,524
Other comprehensive income/(loss):
Unrealized gains (losses) on available for sale securities, net of tax of $0, $17, $0 and $71		(627)	32	(679)	133
Amortization of loss on derivative contract, net of tax of $0, $63, $0 and $125		180	117	359	233
Change in other benefit plan minimum liability, net of tax of $0, $0, $0 and $70		—	—	70	131

Total comprehensive income (loss)	$	(44,446)	60,974	(59,413)	105,021

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

		Six Months Ended September 30,
		2015	2014
Operating activities:
Net earnings (loss)	$	(59,163)	104,524
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization		91,636	86,819
Provision (benefit) for deferred income taxes		128	1,287
Gain on asset dispositions, net		(13,462)	(8,393)
Asset impairments		46,630	1,860
Equity in earnings (losses) of unconsolidated companies, less dividends		6,424	(6,875)
Compensation expense—stock-based		6,614	11,075
Changes in assets and liabilities, net:
Trade and other receivables		30,891	(24,258)
Changes in due to/from affiliate, net		53,769	62,555
Marine operating supplies		11,370	(6,139)
Other current assets		(3,681)	(4,052)
Accounts payable		5,228	(15,652)
Accrued expenses		(13,512)	(13,358)
Accrued property and liability losses		(212)	(393)
Other current liabilities		(6,011)	450
Other liabilities and deferred credits		2,594	(1,245)
Other, net		4,648	(2,916)

Net cash provided by operating activities		163,891	185,289

Cash flows from investing activities:
Proceeds from sales of assets		6,262	3,999
Proceeds from sale/leaseback of assets		—	32,751
Additions to properties and equipment		(138,990)	(128,411)
Refunds from cancelled vessel construction contracts		36,190	—
Other		(129)	(13)

Net cash used in investing activities		(96,667)	(91,674)

Cash flows from financing activities:
Principal payment on long-term debt		(64,374)	(25,996)
Debt borrowings		31,338	20,000
Proceeds from exercise of stock options		—	1,025
Cash dividends		(23,579)	(25,038)
Other		(961)	350

Net cash used in financing activities		(57,576)	(29,659)

Net change in cash and cash equivalents		9,648	63,956
Cash and cash equivalents at beginning of period		78,568	60,359

Cash and cash equivalents at end of period	$	88,216	124,315

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$	24,894	26,328
Income taxes	$	27,853	32,414
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$	1,471	3,845

TIDEWATER INC. CONDENSED CONSOLIDATED STATEMENTS OF EQUITY
(Unaudited) (In thousands)
		Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Non controlling interest	Total
Balance at March 31, 2015	$	4,703	159,940	2,330,223	(20,378)	6,227	2,480,715
Total comprehensive loss		—	—	(58,887)	(250)	(276)	(59,413)
Stock option expense		—	421	—	—	—	421
Cash dividends declared ($.50 per share)		—	—	(23,154)	—	—	(23,154)
Amortization of restricted stock units		1	5,186	—	—	—	5,187
Amortization/cancellation of restricted stock		(7)	243	—	—	—	236

Balance at September 30, 2015	$	4,697	165,790	2,248,182	(20,628)	5,951	2,403,992

Balance at March 31, 2014	$	4,973	142,381	2,544,255	(12,225)	5,987	2,685,371
Total comprehensive income		—	—	104,580	497	(56)	105,021
Exercise of stock options		3	1,022	—	—	—	1,025
Cash dividends declared ($.50 per share)		—	—	(25,199)	—	—	(25,199)
Amortization of restricted stock units		1	8,320	—	—	—	8,321
Amortization/cancellation of restricted stock		(4)	1,790	—	—	—	1,786
Cash received from noncontrolling interests		—	—	—	—	449	449
Cash paid to noncontrolling interests		—	—	—	—	(50)	(50)

Balance at September 30, 2014	$	4,973	153,513	2,623,636	(11,728)	6,330	2,776,724

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the six-month periods ended September 30, 2015 and 2014 and for the quarter ended June 30, 2015, were as follows:

		Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)		2015	%	2014	%	2015	%	2014	%	2015	%
Vessel revenues:
Americas	$	89,210	34%	134,013	34%	203,382	36%	253,996	33%	114,172	38%
Asia/Pacific		32,173	12%	45,989	12%	60,110	11%	86,238	11%	27,937	9%
Middle East/North Africa		45,336	17%	48,837	13%	92,602	16%	104,376	14%	47,266	16%
Sub-Saharan Africa/ Europe		97,412	37%	162,113	41%	206,350	37%	327,852	42%	108,938	37%
Total vessel revenues	$	264,131	100%	390,952	100%	562,444	100%	772,462	100%	298,313	100%

Vessel operating costs:
Crew costs	$	84,112	32%	114,634	29%	176,400	31%	225,919	29%	92,288	31%
Repair and maintenance		28,528	11%	39,332	10%	65,782	12%	87,064	11%	37,254	12%
Insurance and loss reserves		2,751	1%	1,982	1%	8,126	2%	7,376	1%	5,375	2%
Fuel, lube and supplies		17,147	6%	22,820	6%	35,257	6%	45,189	6%	18,110	6%
Other		26,074	10%	34,051	8%	52,328	9%	64,515	9%	26,254	9%
Total vessel operating costs		158,612	60%	212,819	54%	337,893	60%	430,063	56%	179,281	60%
Vessel operating margin (A)	$	105,519	40%	178,133	46%	224,551	40%	342,399	44%	119,032	40%

Note (A): The following table reconciles vessel operating margin as presented above to operating profit for the quarters and the six-month periods ended September 30, 2015 and 2014 and for the quarter ended June 30, 2015:

		Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)		2015	2014	2015	2014	2015
Vessel operating margin	$	105,519	178,133	224,551	342,399	119,032
General and administrative expenses - vessel operations		(28,508)	(36,612)	(61,308)	(74,281)	(32,800)
Vessel operating leases		(8,441)	(6,542)	(16,884)	(13,082)	(8,443)
Depreciation and amortization - vessel operations		(42,828)	(41,974)	(85,577)	(83,399)	(42,749)
Vessel operating profit	$	25,742	93,005	60,782	171,637	35,040

The company’s other operating loss for the quarters and the six-month periods ended September 30, 2015 and 2014 and for the quarter ended June 30, 2015, consists of the following:

		Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)		2015	2014	2015	2014	2015
Other operating revenues	$	7,792	6,572	14,253	10,739	6,461
Costs of other marine revenues		(6,102)	(6,560)	(11,846)	(11,221)	(5,744)
General and administrative expenses - other operating activities		(846)	(1,207)	(1,985)	(2,266)	(1,139)
Depreciation and amortization - other operating activities		(1,502)	(898)	(2,916)	(1,768)	(1,414)
Other operating loss	$	(658)	(2,093)	(2,494)	(4,516)	(1,836)

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenues for the quarters and six-month periods ended September 30, 2015 and 2014 and for the quarter ended June 30, 2015, were as follows:

		Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)		2015	%	2014	%	2015	%	2014	%	2015	%
Vessel operating profit
Americas (B)	$	8,812	3%	36,778	9%	32,651	6%	66,986	9%	23,839	8%
Asia/Pacific (B)		6,168	2%	7,414	2%	7,918	1%	6,443	1%	1,750	1%
Middle East/North Africa		7,515	3%	7,367	2%	15,675	3%	19,160	2%	8,160	3%
Sub-Saharan Africa/Europe		3,247	1%	41,446	10%	4,538	1%	79,048	10%	1,291	<1%

		25,742	9%	93,005	23%	60,782	11%	171,637	22%	35,040	12%
Other operating loss		(658)	(<1%)	(2,093)	(1%)	(2,494)	(1%)	(4,516)	(1%)	(1,836)	(1%)

		25,084	9%	90,912	22%	58,288	10%	167,121	21%	33,204	11%

Corporate general and administrative expenses		(7,932)	(3%)	(8,943)	(2%)	(17,946)	(4%)	(21,275)	(3%)	(10,014)	(3%)
Corporate depreciation		(1,649)	(<1%)	(836)	(<1%)	(3,143)	(<1%)	(1,652)	(<1%)	(1,494)	(1%)

Corporate expenses		(9,581)	(3%)	(9,779)	(2%)	(21,089)	(4%)	(22,927)	(3%)	(11,508)	(4%)

Gain on asset dispositions, net		6,111	2%	4,500	1%	13,462	2%	8,393	1%	7,351	3%
Asset impairments		(31,672)	(11%)	(910)	(<1%)	(46,630)	(8%)	(1,860)	(<1%)	(14,958)	(5%)
Restructuring charge		(7,586)	(3%)	—	—	(7,586)	(1%)	—	—	—	—

Operating income	$	(17,644)	(6%)	84,723	21%	(3,555)	(1%)	150,727	19%	14,089	5%
Foreign exchange gain (loss)		844	<1%	5,408	1%	(3,289)	(1%)	4,119	1%	(4,133)	(2%)
Equity in net earnings (losses) of unconsolidated companies		(2,919)	(1%)	3,821	1%	(5,360)	(1%)	9,104	1%	(2,441)	(1%)
Interest income and other, net		355	<1%	499	<1%	1,145	<1%	1,121	<1%	790	<1%
Interest and other debt costs, net		(13,247)	(5%)	(12,559)	(3%)	(26,429)	(4%)	(25,688)	(3%)	(13,182)	(4%)

Earnings (loss) before income taxes	$	(32,611)	(12%)	81,892	21%	(37,488)	(7%)	139,383	18%	(4,877)	(2%)

Note (B): Excludes restructuring charges of $3.6 million and $4.0 million related to our Americas and Asia/Pacific segments, respectively for the quarter ended September 30, 2015.

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters and the six-month periods ended September 30, 2015 and 2014 and for the quarter ended June 30, 2015, were as follows:

		Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
		2015	2014	2015	2014	2015

REVENUE BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater	$	61,776	91,403	141,928	173,685	80,152
Towing-supply		24,121	34,387	53,636	63,904	29,515
Other		3,313	8,223	7,818	16,407	4,505
Total	$	89,210	134,013	203,382	253,996	114,172
Asia/Pacific fleet:
Deepwater	$	23,435	27,675	43,268	51,917	19,833
Towing-supply		8,738	17,338	16,842	32,375	8,104
Other		—	976	—	1,946	—
Total	$	32,173	45,989	60,110	86,238	27,937
Middle East/North Africa fleet:
Deepwater	$	20,769	19,254	41,155	38,721	20,386
Towing-supply		23,914	28,715	50,103	63,994	26,189
Other		653	868	1,344	1,661	691
Total	$	45,336	48,837	92,602	104,376	47,266
Sub-Saharan Africa/Europe fleet:
Deepwater	$	39,955	89,193	93,921	180,884	53,966
Towing-supply		42,106	54,617	83,304	110,053	41,198
Other		15,351	18,303	29,125	36,915	13,774
Total	$	97,412	162,113	206,350	327,852	108,938
Worldwide fleet:
Deepwater	$	145,935	227,525	320,272	445,207	174,337
Towing-supply		98,879	135,057	203,885	270,326	105,006
Other		19,317	28,370	38,287	56,929	18,970
Total	$	264,131	390,952	562,444	772,462	298,313

UTILIZATION:
Americas fleet:
Deepwater		65.1%	91.9	73.1	90.4	81.3
Towing-supply		56.5	70.3	60.6	66.5	64.7
Other		47.8	76.9	46.4	73.0	45.3
Total		59.7%	80.9	64.7	77.9	69.6
Asia/Pacific fleet:
Deepwater		59.9%	82.4	52.5	76.6	45.0
Towing-supply		79.7	93.6	76.7	92.1	73.4
Other		—	100.0	—	100.0	—
Total		68.3%	89.6	63.3	86.6	58.2
Middle East/North Africa fleet:
Deepwater		73.7%	80.4	72.0	76.2	70.1
Towing-supply		74.9	71.1	75.7	82.2	76.5
Other		91.9	100.0	95.8	96.0	100.0
Total		75.2%	74.7	75.4	81.3	75.6
Sub-Saharan Africa/Europe fleet:
Deepwater		57.2%	85.5	62.7	85.9	68.4
Towing-supply		63.9	78.5	65.2	76.8	66.4
Other		73.5	71.3	71.6	74.7	69.7
Total		65.1%	77.9	66.6	78.7	68.2
Worldwide fleet:
Deepwater		63.0%	87.0	66.7	85.4	70.7
Towing-supply		67.0	76.2	68.3	77.3	69.5
Other		67.9	73.9	66.0	75.4	64.3
Total		65.7%	79.3	67.2	79.5	68.8

		Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
		2015	2014	2015	2014	2015

AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater	$	26,254	31,233	27,513	31,206	28,568
Towing-supply		16,003	17,309	16,686	16,954	17,289
Other		7,461	8,304	8,176	8,570	8,796
Total	$	20,725	22,701	21,800	22,578	22,721
Asia/Pacific fleet:
Deepwater	$	34,487	39,841	36,525	40,798	39,268
Towing-supply		7,907	14,387	8,133	13,717	8,391
Other		—	10,609	—	10,633	—
Total	$	18,028	23,090	18,464	22,601	18,994
Middle East/North Africa fleet:
Deepwater	$	20,738	23,078	21,724	24,044	22,830
Towing-supply		11,200	14,171	11,674	13,716	12,143
Other		3,737	4,719	3,769	4,730	3,799
Total	$	13,692	16,040	14,153	15,749	14,626
Sub-Saharan Africa/Europe fleet:
Deepwater	$	20,876	30,928	22,704	30,665	24,278
Towing-supply		17,009	16,911	16,522	16,889	16,052
Other		5,731	5,937	5,468	5,742	5,201
Total	$	13,782	17,628	14,225	17,398	14,647
Worldwide fleet:
Deepwater	$	24,535	31,001	25,882	31,030	27,128
Towing-supply		13,689	15,987	13,946	15,615	14,197
Other		5,858	6,523	5,766	6,412	5,676
Total	$	16,039	19,415	16,723	19,056	17,379

The company’s average number of vessels by class and geographic distribution for the quarters and the six-month periods ended September 30, 2015 and 2014 and for the quarter ended June 30, 2015:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2015	2014	2015	2014	2015

Americas fleet:
Deepwater	40	35	39	34	38
Towing-supply	29	30	29	31	29
Other	10	14	11	14	12

Total	79	79	79	79	79
Less stacked vessels	14	7	13	8	13

Active vessels	65	72	66	71	66

Asia/Pacific fleet:
Deepwater	12	9	12	9	12
Towing-supply	15	14	15	14	14
Other	1	1	1	1	1

Total	28	24	28	24	27
Less stacked vessels	7	—	5	—	4

Active vessels	21	24	23	24	23

Middle East/North Africa fleet:
Deepwater	15	11	14	12	14
Towing-supply	31	31	31	31	31
Other	2	2	2	2	2

Total	48	44	47	45	47
Less stacked vessels	4	—	3	—	2

Active vessels	44	44	44	45	45

Sub-Saharan Africa/Europe fleet:
Deepwater	36	37	36	37	36
Towing-supply	42	45	42	46	42
Other	40	47	41	47	42

Total	118	129	119	130	120
Less stacked vessels	19	7	14	5	9

Active vessels	99	122	105	125	111

Active owned or chartered vessels	229	262	238	265	245
Stacked vessels	44	14	35	13	28

Total owned or chartered vessels	273	276	273	278	273
Joint-venture and other	9	11	9	11	10

Total	282	287	282	289	283

Note (C): Included in total owned or chartered vessels at September 30, 2015 and 2014 and at June 30, 2015, were 51, 15 and 38 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The table below summarizes the various commitments to acquire and construct new vessels, by vessel type, as of September 30, 2015:

(In thousands)	Number of Vessels	Shipyard Location	Delivery Dates	Total Cost	Amount Invested 9/30/15	Remaining Balance 9/30/15

Towing-supply:
7,145 BHP Towing-supply	1	International	12/2015	$16,286	13,331	2,955
Deepwater
261-foot PSV	2	International	4/2016, 5/2016
275-foot PSV	1	International	11/2015
292-foot PSV	1	International	5/2016
300-foot PSV	2	United States	9/2016, 2/2017
310-foot PSV	2	United States	1/2016, 3/2016
Total Deepwater PSVs	8			322,479	213,280	109,199

Total vessel commitments	9			$338,765	226,611	112,154

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various remaining shipbuilding commitments:

	Quarter Period Ended
Vessel class and type	12/15	03/16	06/16	09/16	12/16	03/17

Deepwater PSVs	1	2	3	1	—	1
Towing-supply vessels	1	—	—	—	—	—

Totals	2	2	3	1	—	1

(In thousands)
Expected quarterly cash outlay	$43,036	13,807	46,757	4,516	694	3,344